UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2012

JACKSONVILLE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Florida	000-30248	59-3472981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 North Laura Street, Suite 1000 Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)

(904) 421-3040

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on August 22, 2012, Jacksonville Bancorp, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with its largest shareholder, CapGen Capital Group IV LP (“CapGen”), for the sale of up to 25,000 shares of the Company’s to-be-designated Mandatorily Convertible, Noncumulative, Nonvoting Perpetual Preferred Stock, Series A, liquidation preference $1,000.00 per share (the “Series A Preferred Stock”), at a purchase price of $1,000 per share. The Stock Purchase Agreement was executed in connection with the Company’s private offering to accredited investors of an aggregate of 50,000 shares of Series A Preferred Stock (the “Private Placement”).

On September 27, 2012, the Company and CapGen entered into a subscription agreement (the “Subscription Agreement”) under which the Company sold to CapGen 5,000 shares of the Company’s Noncumulative, Nonvoting Perpetual Preferred Stock, Series B (the “Series B Preferred Stock”), for an aggregate purchase price of $5 million (the “Series B Sale”). In connection with the Series B Sale and also on September 27, 2012, the Company and CapGen entered into an Exchange Agreement whereby the Company agreed to exchange the shares of Series B Preferred Stock issued in the Series B Sale for shares of Series A Preferred Stock simultaneously with the issuance of shares of Series A Preferred Stock in the Private Placement (the “Exchange”), unless such shares of Series B Preferred Stock are first redeemed by the Company. In the Exchange, all issued and outstanding shares of Series B Preferred Stock will be exchanged for the number of shares of Series A Preferred Stock having an aggregate liquidation preference equal to the aggregate Series B Liquidation Preference (defined below).

The Series B Preferred Stock ranks senior to the Company’s common stock and will rank equally with the Series A Preferred Stock. Holders of Series B Preferred Stock will be entitled to receive, when, as and if declared by the Company’s board of directors, out of funds legally available therefor, noncumulative dividends at a rate equal to 10% per annum of the Series B Liquidation Preference (defined below). Dividends will accrue daily and be payable biannually on June 1 and December 1, with the first dividend payment to be June 1, 2013. The liquidation preference for the Series B Preferred is equal to $1,000 per share, plus any accrued but unpaid dividends, if any, on such share (the “Series B Liquidation Preference”). The voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions of the Series B Preferred Stock are as set forth in the Jacksonville Bancorp, Inc. Articles of Amendment to the Amended and Restated Articles of Incorporation Designating Noncumulative, Nonvoting, Perpetual Preferred Stock, Series B (the “Series B Designation”), which the Company filed with the Florida Secretary of State on September 27, 2012 and a copy of which is attached as Exhibit 3.1 hereto.

The foregoing descriptions of the Series B Designation, the Subscription Agreement and the Exchange Agreement do not purport to be complete, and are qualified in their entirety by reference to such documents, copies of which are filed as Exhibits 3.1, 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding the Series B Sale set forth under Item 1.01 is incorporated by reference into this Item 3.02. The issuance of securities in the Series B Sale was a private placement to “accredited investors” (as that term is defined under Rule 501 of Regulation D), and is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder, as a transaction by an issuer not involving a public offering.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 27, 2012, the Company filed the Series B Designation with the Florida Secretary of State establishing the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions applicable to the Series B Preferred Stock. The description of the Series B Designation and the Series B Preferred Stock set forth under Item 1.01 is incorporated by reference into this Item 5.03. The Series B Designation became effective upon filing.

The Company has authorized for issuance 10,000 shares of Series B Preferred Stock in the Series B Designation; however, the Company currently has no plans to issue the 5,000 authorized but unissued shares of Series B Preferred Stock remaining after the Series B Sale.

CAUTIONARY NOTICE REGARDING FORWARD LOOKING STATEMENTS

The information presented above may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements about the expected capital raise, the Exchange and the conversion of the Series A Preferred Stock; (ii) statements about the Company’s plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as “will,” “expect,” “may,” “believe,” “intend,” “propose,” “anticipated,” and similar words.

Forward-looking statements, which are statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The Company does not undertake to update any forward-looking statements. In addition, the Company, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of such senior management based upon current information and involve a number of risks and uncertainties.

All written or oral forward-looking statements attributable to the Company are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in the Company’s annual report on Form 10-K for the year ended December 31, 2011, and otherwise in its respective subsequent SEC reports and filings.

Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, without limitation, the following: regulatory restrictions on our ability to pay dividends on or redeem our capital stock; economic and political conditions, especially in North Florida; real estate prices and sales in the Company’s markets; competitive circumstances; bank regulation, legislation, accounting principles and monetary policies; the interest rate environment; efforts to increase our capital and reduce our nonperforming assets; and technological changes.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

3.1	Jacksonville Bancorp, Inc. Articles of Amendment to the Amended and Restated Articles of Incorporation Designating Noncumulative, Nonvoting Perpetual Preferred Stock, Series B

10.1	Subscription Agreement by and between Jacksonville Bancorp, Inc. and CapGen Capital Group IV LP dated as of September 27, 2012

10.2	Exchange Agreement by and between Jacksonville Bancorp, Inc. and CapGen Capital Group IV LP dated as of September 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSONVILLE BANCORP, INC.

By:	/s/ Valerie A. Kendall
Name:	Valerie A. Kendall
Title:	Executive Vice President &
Chief Financial Officer

Date:	September 28, 2012

Exhibit Index

Exhibit No.	Exhibit

3.1	Jacksonville Bancorp, Inc. Articles of Amendment to the Amended and Restated Articles of Incorporation of Designating Noncumulative, Nonvoting Perpetual Preferred Stock, Series B

10.1	Subscription Agreement by and between Jacksonville Bancorp, Inc. and CapGen Capital Group IV LP dated as of September 27, 2012

10.2	Exchange Agreement by and between Jacksonville Bancorp, Inc. and CapGen Capital Group IV LP dated as of September 27, 2012